Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS SECOND-QUARTER 2009 EARNINGS

Specialty Lines Continues to Grow in U.S. and at Lloyd’s

Underwriting Platforms in Bermuda, Dublin, U.S. and at Lloyd’s Produce Favorable Results

•	Net income of $43.8 million or $0.76 per diluted share

•	Net operating income of $47.8 million or $0.83 per diluted share

•	Annualized net operating return on average shareholders’ equity of 14.6%

•	Book value per diluted share increased by 7.5% to $23.53 at June 30, 2009

•	P&C combined ratio of 90.8%

HAMILTON, BERMUDA, August 4, 2009—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income for the three months ended June 30, 2009 of $43.8 million, or $0.76 per diluted share, compared to net income of $74.2 million, or $1.26 per diluted share, for the three months ended June 30, 2008. Net operating income, which represents net income excluding after-tax net realized gains and losses on fixed maturities, net gains and losses on foreign exchange, and merger and acquisition expenses, for the three months ended June 30, 2009 was $47.8 million, or $0.83 per diluted share, compared to net operating income of $80.1 million, or $1.36 per diluted share, for the three months ended June 30, 2008.

W. Marston (Marty) Becker, Chairman and Chief Executive Officer of Max Capital Group Ltd., said: “We are very pleased to report another strong quarter for Max Capital. Our underwriting platforms in Bermuda, Dublin, the U.S. and at Lloyd’s have all produced favorable results for the quarter. For the second consecutive quarter we posted strong growth in gross premiums written, primarily driven by the expansion of Max’s newer specialty underwriting platforms in the U.S. and at Lloyd’s. Overall loss and combined ratios remain at attractive levels, benefiting from our disciplined underwriting and successful diversification strategy. We continue to see attractive opportunities and are focused on adding new products and teams to each of our global platforms. Market conditions continue to support 2009 as a more attractive underwriting year than 2008. Hedge funds now represent 8.5% of total invested assets and will be further reduced to 5-7% by year end.”

For the six months ended June 30, 2009, the Company had net income of $88.3 million, or $1.54 per diluted share, compared to net income of $82.0 million, or $1.38 per diluted share for the six months ended June 30, 2008. Net operating income for the six months ended June 30, 2009 was $94.7 million, or $1.65 per diluted share, compared to net operating income of $86.4 million, or $1.45 per diluted share, for the six months ended June 30, 2008.

Gross premiums written from property and casualty underwriting for the three months ended June 30, 2009 were $355.5 million compared to $275.7 million for the three months ended June 30, 2008, an increase of 28.9%, with a corresponding increase of 27.8% in net premiums written between the same periods. The increase in gross premiums written reflects the contribution of the Company’s Max at Lloyd’s segment, the continued build-out of the U.S. specialty platform, and modest organic growth in each of the Company’s other property and casualty segments. Net premiums earned from property and casualty underwriting for the three months ended June 30, 2009 were $187.8 million compared to $141.2 million for the same period of 2008, an increase of 33.0%.

Gross premiums written from property and casualty underwriting for the six months ended June 30, 2009 were $789.2 million compared to $581.7 million for the six months ended June 30, 2008, an increase of 35.7%. The same factors have driven the increase for the six month period as for the three month period – the addition of Max at Lloyd’s and the steadily growing volume in the U.S. specialty segment. Net premiums earned from property and casualty underwriting for the six months ended June 30, 2009 were

$377.6 million compared to $276.5 million for the same period of 2008, an increase of 36.6%. Gross premiums written from life and annuity underwriting for the six months ended June 30, 2009 were $41.6 million, compared to $94.3 million for the same period of 2008, with one new life and annuity reinsurance transaction in each period.

Net investment income for the three months ended June 30, 2009 was $41.8 million compared to $42.5 million for the same period in 2008. The decline from a year ago reflects lower yields on the higher cash and cash equivalents balance held by the Company. The Company continues to hold a higher than normal cash balance as it rebalances asset allocation and strategically positions its portfolios for the changing fixed income markets. An increase in the fair value of the Company’s fixed maturities portfolio resulted in a $36.9 million increase to shareholders’ equity for unrealized holding gains, which are recorded through other comprehensive income for the three months ended June 30, 2009. The Company recognized other-than-temporary impairment losses through earnings of $2.0 million for the three months ended June 30, 2009, compared to impairment losses totaling $3.1 million during the same period in 2008. Net gains on other investments for the three months ended June 30, 2009 were $21.4 million, for a 3.11% rate of return, compared to net gains of $39.5 million and a 3.34% rate of return for the same period in 2008. For the six months ended June 30, 2009 other investments, comprising the Company’s hedge fund portfolio, have returned 5.23% or a net gain of $39.4 million compared to 1.16% or net gains of $13.8 million for the same period in 2008. In accordance with the Company’s accounting policy, the unrealized mark-to-market gains and losses from the hedge fund portfolio are recorded through net income rather than as an adjustment to book value through other comprehensive income. Invested assets were $5.1 billion as of June 30, 2009, with an allocation of 91.5% to cash and fixed maturities and 8.5% to other investments. The Company’s liquidity position at June 30, 2009 is strong, with 70.6% or $3.3 billion, of the $4.7 billion cash and fixed maturities portfolio held in cash, government and government agency-backed securities, or AAA-rated securities.

Property and casualty net losses and loss expenses were $122.2 million with a loss ratio of 65.1% and a combined ratio of 90.8% for the three months ended June 30, 2009, compared to $78.1 million with a loss ratio of 55.4% and a combined ratio of 79.4% for the same period in 2008. Net losses recognized in the three months ended June 30, 2009 and 2008 related to property catastrophe losses were not significant to operating results for either period. Results for the three months ended June 30, 2009 include net favorable development on prior period reserves of $20.0 million, which reduced the loss ratio by 10.6 percentage points. Favorable development reflects lower than expected claims emergence on prior year contracts. Net favorable development on prior period reserves in the three months ended June 30, 2008 was $28.5 million, which reduced the loss ratio by 20.2 percentage points.

Claims and policy benefits for life and annuity reinsurance for the three months ended June 30, 2009 were $55.4 million, compared to $108.2 million for the three months ended June 30, 2008, with both periods containing one new life and annuity reinsurance transaction. No material reserve changes were recognized in either period.

Acquisition costs for the three months ended June 30, 2009 were $25.1 million compared to $12.2 million for the three months ended June 30, 2008. The increase over the comparable period is principally attributable to the addition of Max at Lloyd’s and the growth of Max Specialty.

Interest expense for the three months ended June 30, 2009 was $4.7 million, compared to $4.1 million for the same period in 2008. The increase is principally due to higher interest crediting rates on funds held for retrocessionaires, partially offset by a reduction in interest expense on bank loans due to the decrease in outstanding loan balances compared to the same period in 2008. During the three months ended June 30, 2009 the Company fully repaid $150.0 million in bank loans, and reduced a third loan by $45.0 million. Together with the $75.0 million that was repaid in the first quarter of 2009, the Company has reduced its total debt by $270.0 million for the 2009 year to date.

General and administrative expenses for the three months ended June 30, 2009 were $36.1 million compared to $33.5 million for the same period in 2008. The increase is principally due to the addition of

Max at Lloyd’s, partly offset by expense reductions in the other segments. Presented separately from general and administrative expenses are the costs associated with the Company’s merger and acquisition activities, which were $4.8 million and $4.0 million for the three months ended June 30, 2009 and 2008, respectively. The expenses incurred in 2009 related to the proposed amalgamation with IPC Holdings, Ltd., which was terminated in June, 2009. On July 9, 2009, the Company received a $50.0 million termination fee in accordance with the terms of the amalgamation agreement. This fee will be reflected in the Company’s results for the three months ended September 30, 2009, net of an estimated $8.0 million of expenses related to the termination fee.

Shareholders’ equity was $1,363.5 million at June 30, 2009. Book value per share at June 30, 2009 was $24.09, compared to $22.28 at March 31, 2009, an increase of 8.1%. Diluted book value per share at June 30, 2009 was $23.53 compared to $21.88 at March 31, 2009, an increase of 7.5%. Annualized net operating return on average shareholders’ equity for the three months ended June 30, 2009 was 14.6%.

A copy of the Company’s financial supplement for the second quarter will be available on the Company’s website at www.maxcapgroup.com shortly after the release of earnings.

The Company will host a conference call on Tuesday, August 4, 2009 at 10:00am (ET) to discuss this release with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-680-0878 (toll-free U.S.) or 1-617-213-4855 (international) and using access code 86444392. Live broadcast of the conference call will also be available through the Company’s website at www.maxcapgroup.com.

Operating from offices in Bermuda, Ireland, the USA and at Lloyd’s, Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers.

In presenting the Company’s results, management has included and discussed net operating income per diluted share, net operating return on average shareholders’ equity, book value per share and diluted book value per share. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

This release includes statements about future economic performance, finances, expectations, plans and prospects of Max Capital Group Ltd. that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2009	December 31, 2008
	(Unaudited)
ASSETS
Cash and cash equivalents	$1,008,178	$949,404
Fixed maturities, trading securities at fair value	63,666	61,820
Fixed maturities, available for sale at fair value	3,615,549	3,592,039
Other investments, at fair value	436,603	753,658
Accrued interest income	47,432	52,882
Premiums receivable	670,443	554,845
Losses and benefits recoverable from reinsurers	930,483	846,622
Deferred acquisition costs	70,097	51,337
Prepaid reinsurance premiums	246,068	192,889
Trades pending settlement	95,919	85,727
Other assets	108,121	110,772

Total assets	$7,292,559	$7,251,995

LIABILITIES
Property and casualty losses	$3,058,337	$2,938,171
Life and annuity benefits	1,389,052	1,366,976
Deposit liabilities	153,109	219,260
Funds withheld from reinsurers	140,826	164,157
Unearned property and casualty premiums	745,948	574,134
Reinsurance balances payable	190,479	160,686
Accounts payable and accrued expenses	54,964	81,916
Bank loans	105,000	375,000
Senior notes	91,375	91,364

Total liabilities	5,929,090	5,971,664

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 56,598,975 (2008 - 55,805,790) shares issued and outstanding	56,599	55,806
Additional paid-in capital	772,047	763,391
Accumulated other comprehensive loss	(49,730)	(45,399)
Retained earnings	584,553	506,533

Total shareholders’ equity	1,363,469	1,280,331

Total liabilities and shareholders’ equity	$7,292,559	$7,251,995

Book Value Per Share	$24.09	$22.94

Diluted Book Value Per Share	$23.53	$22.46

Diluted Shares Outstanding	57,941,138	57,017,157

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008
REVENUES
Gross premiums written	$396,509	$369,292	$830,782	$675,926
Reinsurance premiums ceded	(129,669)	(99,115)	(294,048)	(203,791)

Net premiums written	$266,840	$270,177	$536,734	$472,135

Earned premiums	$354,620	$312,657	$664,002	$522,298
Earned premiums ceded	(125,835)	(78,047)	(244,935)	(151,875)

Net premiums earned	228,785	234,610	419,067	370,423

Net investment income	41,755	42,507	82,243	92,133
Net gains on other investments	21,406	39,493	39,419	13,766
Net realized gains on fixed maturities	66	1,337	494	2,769

Total other-than-temporary impairment losses	(5,190)	(3,130)	(5,190)	(3,130)
Portion of loss recognized in other comprehensive income (loss), before taxes	3,176	—	3,176	—

Net impairment losses recognized in earnings	(2,014)	(3,130)	(2,014)	(3,130)

Other income	974	201	2,280	1,423

Total revenues	290,972	315,018	541,489	477,384

LOSSES AND EXPENSES
Net losses and loss expenses	122,228	78,149	246,951	171,751
Claims and policy benefits	55,407	108,220	69,739	123,175
Acquisition costs	25,059	12,235	45,689	21,848
Interest expense	4,744	4,089	8,683	16,046
Net foreign exchange (gains) losses	(3,404)	1	(6,880)	13
Merger and acquisition expenses	4,785	3,988	10,008	3,988
General and administrative expenses	36,105	33,502	75,165	58,210

Total losses and expenses	244,924	240,184	449,355	395,031

INCOME BEFORE TAXES	46,048	74,834	92,134	82,353

Income tax expense	2,290	630	3,837	401

NET INCOME	43,758	74,204	88,297	81,952

Change in net unrealized gains and losses on available for sale securities, net of tax	36,933	(83,761)	(29,165)	(68,812)
Foreign currency translation adjustment	20,925	(3,427)	24,834	(8,353)

COMPREHENSIVE INCOME (LOSS)	$101,616	$(12,984)	$83,966	$4,787

Net income per share - basic	$0.77	$1.31	$1.55	$1.44

Net income per diluted share	$0.76	$1.26	$1.54	$1.38

Net operating income per diluted share	$0.83	$1.36	$1.65	$1.45

Weighted average shares outstanding - basic	57,066,298	56,745,694	56,851,795	56,792,943

Weighted average shares outstanding - diluted	57,638,446	58,884,380	57,411,744	59,443,377

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2009	2008
Common shares
Balance, beginning of period	$55,806	$57,515
Issuance of common shares, net	904	2,331
Repurchase of shares	(111)	(3,750)

Balance, end of period	56,599	56,096

Additional paid-in capital
Balance, beginning of period	763,391	844,455
Issuance of common shares, net	(95)	2,023
Stock based compensation expense	10,727	10,159
Repurchase of shares	(1,976)	(99,683)

Balance, end of period	772,047	756,954

Accumulated other comprehensive loss
Balance, beginning of period	(45,399)	(20,341)
Holding (losses) gains on available for sale securities arising in period, net of tax	(28,715)	(69,279)
Net realized losses (gains) on available for sale securities included in net income, net of tax	2,726	467
Portion of other-than-temporary impairment losses recognised in other comprehensive income, net of tax	(3,176)	—
Foreign currency translation adjustments	24,834	(8,353)

Balance, end of period	(49,730)	(97,506)

Retained earnings
Balance, beginning of period	506,533	702,265
Net income	88,297	81,952
Dividends paid	(10,277)	(10,205)

Balance, end of period	584,553	774,012

Total shareholders’ equity	$1,363,469	$1,489,556

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2009	2008
OPERATING ACTIVITIES
Net income	$88,297	$81,952
Adjustments to reconcile net income to net cash provided by operating activities:
Stock based compensation	10,727	10,159
Amortization of premium on fixed maturities	2,048	2,449
Accretion of deposit liabilities	1,440	2,146
Net gains on other investments	(39,419)	(13,766)
Net realized gains on fixed maturities	(494)	(2,769)
Net impairment losses recognized in earnings	2,014	3,130
Changes in:
Accrued interest income	5,450	1,518
Premiums receivable	(106,798)	(133,619)
Losses and benefits recoverable from reinsurers	(74,749)	(88,361)
Deferred acquisition costs	(17,036)	(11,850)
Prepaid reinsurance premiums	(50,996)	(51,916)
Trades pending settlement	(10,192)	69,854
Other assets	4,437	(11,122)
Property and casualty losses	75,859	146,224
Life and annuity benefits	16,276	67,567
Funds withheld from reinsurers	(23,331)	(5,129)
Unearned property and casualty premiums	159,763	153,628
Reinsurance balances payable	27,405	37,115
Accounts payable and accrued expenses	(28,598)	(18,707)

Cash provided by operating activities	42,103	238,503

INVESTING ACTIVITIES
Purchases of fixed maturities	(529,692)	(524,381)
Sales of fixed maturities	167,700	238,800
Redemptions of fixed maturities	334,258	331,932
Net sales of other investments	360,598	26,481
Acquisition of subsidiary, net of cash acquired	—	(29,941)

Cash provided by investing activities	332,864	42,891

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	809	4,354
Repurchase of common shares	(2,087)	(103,433)
Net repayments of bank loans	(270,000)	—
Dividends paid	(10,277)	(10,205)
Additions to deposit liabilities	12,073	875
Payment of deposit liabilities	(78,991)	(6,583)

Cash used in financing activities	(348,473)	(114,992)

Effect of exchange rate on cash	32,280	3,382

Net increase in cash and cash equivalents	58,774	169,784

Cash and cash equivalents, beginning of period	949,404	397,656

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,008,178	$567,440

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $8,895 and $11,988 for the six months ended June 30, 2009 and 2008, respectively.

Corporate taxes paid totaled $nil and $153 for the six months ended June 30, 2009 and 2008, respectively.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total	Reinsurance

Gross premiums written	$221,593	$328,178	$149,849	$89,542	$789,162	$41,620	$—	$830,782
Reinsurance premiums ceded	(104,192)	(69,468)	(92,320)	(27,948)	(293,928)	(120)	—	(294,048)

Net premiums written	$117,401	$258,710	$57,529	$61,594	$495,234	$41,500	$—	$536,734

Earned premiums	$203,748	$236,536	$117,434	$64,664	$622,382	$41,620	$—	$664,002
Earned premiums ceded	(102,896)	(49,344)	(74,608)	(17,967)	(244,815)	(120)	—	(244,935)

Net premiums earned	100,852	187,192	42,826	46,697	377,567	41,500	—	419,067

Net investment income	10,963	19,203	3,088	1,467	34,721	24,483	23,039	82,243
Net gains on other investments	2,239	5,427	—	—	7,666	17,214	14,539	39,419
Net realized gains (losses) on fixed maturities	—	—	148	1,187	1,335	—	(841)	494
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,014)	(2,014)
Other income	1,147	12	220	508	1,887	—	393	2,280

Total revenues	115,201	211,834	46,282	49,859	423,176	83,197	35,116	541,489

Net losses and loss expenses	74,273	124,028	25,234	23,416	246,951	—	—	246,951
Claims and policy benefits	—	—	—	—	—	69,739	—	69,739
Acquisition costs	(1,872)	33,197	3,947	9,547	44,819	870	—	45,689
Interest expense	—	694	—	—	694	454	7,535	8,683
Net foreign exchange gains	—	—	—	(5,166)	(5,166)	—	(1,714)	(6,880)
Merger and acquisition expenses	—	—	—	—	—	—	10,008	10,008
General and administrative expenses	10,544	14,747	13,391	10,433	49,115	1,351	24,699	75,165

Total losses and expenses	82,945	172,666	42,572	38,230	336,413	72,414	40,528	449,355

Income (loss) before taxes	$32,256	$39,168	$3,710	$11,629	$86,763	$10,783	$(5,412)	$92,134

Loss Ratio (a)	73.6%	66.3%	58.9%	50.1%	65.4%
Combined Ratio (b)	82.2%	91.9%	99.4%	92.9%	90.3%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s	Total	Reinsurance

Gross premiums written	$133,911	$95,196	$81,016	$45,363	$355,486	$41,023	$—	$396,509
Reinsurance premiums ceded	(49,251)	(18,085)	(51,659)	(10,647)	(129,642)	(27)	—	(129,669)

Net premiums written	$84,660	$77,111	$29,357	$34,716	$225,844	$40,996	$—	$266,840

Earned premiums	$101,551	$112,550	$63,078	$36,418	$313,597	$41,023	$—	$354,620
Earned premiums ceded	(50,743)	(22,825)	(41,657)	(10,583)	(125,808)	(27)	—	(125,835)

Net premiums earned	50,808	89,725	21,421	25,835	187,789	40,996	—	228,785

Net investment income	5,722	9,975	1,495	645	17,837	12,917	11,001	41,755
Net gains on other investments	1,003	2,385	—	—	3,388	9,346	8,672	21,406
Net realized gains (losses) on fixed maturities	—	—	—	720	720	—	(654)	66
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,014)	(2,014)
Other income	—	12	372	436	820	—	154	974

Total revenues	57,533	102,097	23,288	27,636	210,554	63,259	17,159	290,972

Net losses and loss expenses	37,809	57,813	13,149	13,457	122,228	—	—	122,228
Claims and policy benefits	—	—	—	—	—	55,407	—	55,407
Acquisition costs	(470)	15,734	2,723	6,395	24,382	677	—	25,059
Interest expense	—	1,191	—	—	1,191	837	2,716	4,744
Net foreign exchange gains	—	—	—	(1,656)	(1,656)	—	(1,748)	(3,404)
Merger and acquisition expenses	—	—	—	—	—	—	4,785	4,785
General and administrative expenses	5,415	7,223	5,635	5,712	23,985	657	11,463	36,105

Total losses and expenses	42,754	81,961	21,507	23,908	170,130	57,578	17,216	244,924

Income (loss) before taxes	$14,779	$20,136	$1,781	$3,728	$40,424	$5,681	$(57)	$46,048

Loss Ratio (a)	74.4%	64.4%	61.4%	52.1%	65.1%
Combined Ratio (b)	84.1%	90.0%	100.4%	99.0%	90.8%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Year to Date Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s (c)	Total	Reinsurance
Gross premiums written	$195,380	$305,027	$81,268	$—	$581,675	$94,251	$—	$675,926
Reinsurance premiums ceded	(94,783)	(57,923)	(50,799)	—	(203,505)	(286)	—	(203,791)

Net premiums written	$100,597	$247,104	$30,469	$—	$378,170	$93,965	$—	$472,135

Earned premiums	$184,828	$200,531	$42,688	$—	$428,047	$94,251	$—	$522,298
Earned premiums ceded	(93,978)	(29,763)	(27,848)	—	(151,589)	(286)	—	(151,875)

Net premiums earned	90,850	170,768	14,840	—	276,458	93,965	—	370,423

Net investment income	8,380	19,440	3,810	—	31,630	20,585	39,918	92,133
Net gains on other investments	1,361	2,998	—	—	4,359	6,535	2,872	13,766
Net realized gains on fixed maturities	—	—	—	—	—	—	2,769	2,769
Net impairment losses recognized in earnings	—	—	—	—	—	—	(3,130)	(3,130)
Other income	1,112	—	—	—	1,112	—	311	1,423

Total revenues	101,703	193,206	18,650	—	313,559	121,085	42,740	477,384

Net losses and loss expenses	69,805	91,336	10,610	—	171,751	—	—	171,751
Claims and policy benefits	—	—	—	—	—	123,175	—	123,175
Acquisition costs	(1,202)	22,506	285	—	21,589	259	—	21,848
Interest expense	—	2,445	—	—	2,445	2,244	11,357	16,046
Net foreign exchange losses	—	—	—	—	—	—	13	13
Merger and acquisition expenses	—	—	—	—	—	—	3,988	3,988
General and administrative expenses	10,852	15,795	12,276	—	38,923	1,491	17,796	58,210

Total losses and expenses	79,455	132,082	23,171	—	234,708	127,169	33,154	395,031

Income (loss) before taxes	$22,248	$61,124	$(4,521)	$—	$78,851	$(6,084)	$9,586	$82,353

Loss Ratio (a)	76.8%	53.5%	71.5%		62.1%
Combined Ratio (b)	87.5%	75.9%	156.1%		84.0%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2008 (Unaudited)

(Expressed in thousands of United States Dollars)

Quarter Segment Information:	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd’s (c)	Total	Reinsurance
Gross premiums written	$122,176	$101,602	$51,916	$—	$275,694	$93,598	$—	$369,292
Reinsurance premiums ceded	(49,392)	(18,671)	(30,897)	—	(98,960)	(155)	—	(99,115)

Net premiums written	$72,784	$82,931	$21,019	$—	$176,734	$93,443	$—	$270,177

Earned premiums	$93,037	$99,917	$26,105	$—	$219,059	$93,598	$—	$312,657
Earned premiums ceded	(44,765)	(16,166)	(16,961)	—	(77,892)	(155)	—	(78,047)

Net premiums earned	48,272	83,751	9,144	—	141,167	93,443	—	234,610

Net investment income	4,325	9,555	1,875	—	15,755	10,780	15,972	42,507
Net gains on other investments	3,361	9,483	—	—	12,844	16,904	9,745	39,493
Net realized gains on fixed maturities	—	—	—	—	—	—	1,337	1,337
Net impairment losses recognized in earnings	—	—	—	—	—	—	(3,130)	(3,130)
Other income	46	—	—	—	46	—	155	201

Total revenues	56,004	102,789	11,019	—	169,812	121,127	24,079	315,018

Net losses and loss expenses	38,694	32,699	6,756	—	78,149	—	—	78,149
Claims and policy benefits	—	—	—	—	—	108,220	—	108,220
Acquisition costs	(356)	12,542	(58)	—	12,128	107	—	12,235
Interest expense	—	(598)	—	—	(598)	(247)	4,934	4,089
Net foreign exchange losses	—	—	—	—	—	—	1	1
Merger and acquisition expenses	—	—	—	—	—	—	3,988	3,988
General and administrative expenses	5,572	9,189	7,083	—	21,844	880	10,778	33,502

Total losses and expenses	43,910	53,832	13,781	—	111,523	108,960	19,701	240,184

Income (loss) before taxes	$12,094	$48,957	$(2,762)	$—	$58,289	$12,167	$4,378	$74,834

Loss Ratio (a)	80.2%	39.0%	73.9%		55.4%
Combined Ratio (b)	91.0%	65.0%	150.7%		79.4%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
(c)	The results of operations for the Max at Lloyd’s segment are consolidated only from the November 6, 2008 date of acquisition.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	Six Months Ended June 30, 2009		Six Months Ended June 30, 2008
	Gross Premiums Written	Percentage of Total Gross Premiums Written	Gross Premiums Written	Percentage of Total Gross Premiums Written
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$16,819	2.0%	$12,813	1.9%
Excess Liability	68,000	8.2%	75,774	11.2%
Professional Liability	95,699	11.5%	73,716	10.9%
Property	41,075	5.0%	33,077	4.9%

	221,593	26.7%	195,380	28.9%
Bermuda/Dublin Reinsurance:
Agriculture	87,433	10.5%	85,054	12.6%
Aviation	14,858	1.8%	23,520	3.5%
Excess Liability	16,125	1.9%	7,352	1.1%
Marine & Energy	8,735	1.1%	5,274	0.8%
Medical Malpractice	53,830	6.5%	56,869	8.4%
Other	2,268	0.3%	4,018	0.6%
Professional Liability	24,930	3.0%	23,763	3.5%
Property	75,873	9.1%	79,230	11.7%
Whole Account	5,963	0.7%	7,887	1.2%
Workers’ Compensation	38,163	4.6%	12,060	1.8%

	328,178	39.5%	305,027	45.2%
U.S. Specialty:
General Casualty	41,759	5.0%	20,422	3.0%
Marine	29,749	3.6%	14,392	2.1%
Property	78,341	9.4%	46,454	6.9%

	149,849	18.0%	81,268	12.0%
Max at Lloyd’s (a):
Accident & Health	17,665	2.2%	—	—
Financial Institutions	11,503	1.4%	—	—
Professional Liability	9,315	1.1%	—	—
Property	51,059	6.1%	—	—

	89,542	10.8%	—	—

Aggregate Property & Casualty	$789,162	95.0%	$581,675	86.1%

Life & Annuity:
Annuity	$—	—	$92,821	13.7%
Health	—	—	—	0.0%
Life	41,620	5.0%	1,430	0.2%

Aggregate Life & Annuity	$41,620	5.0%	$94,251	13.9%

Aggregate P&C and Life & Annuity	$830,782	100.0%	$675,926	100.0%

(a)	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired

MAX CAPITAL GROUP LTD.

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008

Net income	$43,758	$74,204	$88,297	$81,952
Net realized losses on fixed maturities, net of tax	2,162	1,895	1,877	467
Foreign exchange (gains) losses, net of tax	(2,932)	1	(5,476)	13
Merger and acquisition expenses, net of tax	4,785	3,988	10,008	3,988

Net operating income	$47,773	$80,088	$94,706	$86,420

Net income per diluted share	$0.76	$1.26	$1.54	$1.38
Net realized gains on fixed maturities, net of tax	0.04	0.03	0.03	0.01
Foreign exchange gains, net of tax	(0.05)	—	(0.09)	—
Merger and acquisition expenses, net of tax	0.08	0.07	0.17	0.06

Net operating income per diluted share	$0.83	$1.36	$1.65	$1.45

Weighted average shares outstanding - basic	57,066,298	56,745,694	56,851,795	56,792,943

Weighted average shares outstanding - diluted	57,638,446	58,884,380	57,411,744	59,443,377

Annualized Return and Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended June 30		Six Months Ended June 30
	2009	2008	2009	2008

Net income	$43,758	$74,204	$88,297	$81,952
Annualized net income	175,032	296,816	176,594	163,904

Net operating income	$47,773	$80,088	$94,706	$86,420
Annualized net operating income	191,092	320,352	189,412	172,840

Beginning shareholders’ equity	$1,262,862	$1,511,557	$1,280,331	$1,583,894
Ending shareholders’ equity	1,363,469	1,489,556	1,363,469	1,489,556
Average shareholders’ equity	1,313,166	1,500,557	1,321,900	1,536,725

Annualized return on average shareholders’ equity	13.3%	19.8%	13.4%	10.7%
Annualized net operating return on average shareholders’ equity	14.6%	21.3%	14.3%	11.2%

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA–SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

Selected Investment Return Data:

	Fair Value*	Investment Distribution	Credit Rating		Fair Value*	Ratings Distribution
Cash and Cash Equivalents	$1,008,178	19.7%

			U.S. Government and Agencies (1)		$964,246	26.2%
U.S. Government and Agencies	392,847	7.7%	AAA		1,335,687	36.3%
Non-U.S. Government	650,456	12.7%	AA		371,494	10.1%
Corporate Securities	1,517,071	29.6%	A		768,592	20.9%
Municipal Securities	40,712	0.8%	BBB		147,497	4.0%
Asset-Backed Securities	155,351	3.0%	BB		27,761	0.8%
Residential Mortgage-Backed Securities	650,545	12.7%	B or lower		63,938	1.7%

Commercial Mortgage-Backed Securities	272,233	5.3%

					$3,679,215	100.0%

Fixed Maturities	$3,679,215	71.8%

			Periodic Rate of Return
			Last 3 Months	Year to Date	Last 12 months	Last 60 months**
Cash and Fixed Maturities	$4,687,393	91.5%	1.30%	0.88%	5.08%	4.44%

Convertible Arbitrage	$—	0.0%	0.00%	16.99%	2.72%	(0.18)%
Distressed Securities	71,680	1.4%	4.71%	4.44%	(17.45)%	7.48%
Diversified Arbitrage	38,177	0.7%	3.03%	3.29%	(29.35)%	(3.31)%
Emerging Markets	41,613	0.8%	19.76%	19.98%	(19.19)%	7.50%
Event-Driven Arbitrage	60,291	1.2%	8.42%	11.66%	(29.96)%	6.05%
Fixed Income Arbitrage	25,177	0.5%	2.36%	12.24%	17.36%	10.59%
Global Macro	48,911	1.0%	6.69%	6.52%	(4.59)%	5.57%
Long / Short Credit	14,169	0.3%	7.07%	10.27%	(5.97)%	5.96%
Long / Short Equity	131,205	2.5%	1.47%	5.58%	(8.59)%	4.23%
Opportunistic	2,926	0.1%	(26.34)%	(28.86)%	(55.57)%	(1.74)%

Hedge Funds ***	434,149	8.5%	3.14%	5.21%	(16.10)%	3.29%

Reinsurance Private Equity	2,454	0.0%	(4.20)%	7.61%	2.92%	8.77%

Other Investments	$436,603	8.5%	3.11%	5.23%	(16.02)%	2.68%

Total Investments	$5,123,996	100.0%	1.53%	1.62%	(2.59)%	4.30%

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index (2)	4.99%	5.36%	(15.10)%	2.65%

Hedge Fund Performance History – 60 months ended June 30, 2009

Annual standard deviation	6.91%

Monthly performance	2004	2005	2006	2007	2008	2009
January		0.16%	2.75%	1.28%	(1.37)%	2.13%
February		1.69%	0.39%	1.50%	1.83%	0.65%
March		(0.61)%	1.22%	1.90%	(2.58)%	(0.76)%
April		(0.65)%	1.89%	2.30%	(0.13)%	(0.84)%
May		(0.68)%	(1.74)%	2.59%	2.51%	2.45%
June		1.20%	(0.66)%	0.85%	0.93%	1.53%
July	0.03%	1.33%	(0.71)%	0.99%	(4.12)%
August	(0.02)%	0.98%	0.02%	(1.62)%	(2.14)%
September	0.04%	1.84%	(2.04)%	1.85%	(7.31)%
October	1.04%	(1.45)%	1.37%	4.15%	(4.85)%
November	2.54%	0.61%	1.81%	0.10%	(1.75)%
December	1.74%	1.37%	1.96%	(0.13)%	(1.92)%

Quarterly performance
Q1		1.22%	4.41%	4.75%	(2.15)%	2.00%
Q2		(0.14)%	(0.54)%	5.83%	3.33%	3.14%
Q3	0.06%	4.21%	(2.72)%	1.18%	(13.03)%
Q4	5.41%	0.51%	5.22%	4.11%	(8.31)%

Period return	5.47%	5.88%	6.30%	16.78%	(19.38)%	5.21%

Past performance should not be considered to be a reliable indicator of future performance.

(1)	Included within U.S. Governments and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $571,399
(2)	As reported by HFRI as at August 1, 2009
*	Expressed in thousands of United States Dollars
**	Annualized
***	Net of all fees

Contacts
Susan Spivak Bernstein Senior Vice President susan.spivak@maxcapservices.com 1-212-898-6640	Roanne Kulakoff Kekst and Company roanne-kulakoff@kekst.com 1-212-521-4837